Important Notice

                                                                 August 4, 2006

                      Columbia Small Company Equity Fund
                        SPECIAL MEETING OF SHAREHOLDERS
                               September 6, 2006

We recently distributed proxy materials relating to a special meeting of shareholders of the Columbia Small Company Equity Fund, scheduled for September 6, 2006, at 10:00 a.m., EST. Your vote for this important meeting has not yet been received.

We encourage you to utilize one of the following options today to record your vote:

1. By Phone: You may cast your vote by telephone by calling the toll free number listed on the enclosed proxy card and entering the control number printed on the card.

2. By Internet: You may cast your vote using the Internet by logging on to the Internet address printed on the enclosed proxy card and following the instructions on the website.

3. By Mail: If you prefer to vote by mail, please complete the proxy card and return it in the enclosed postage-paid envelope.

                Remember, your vote counts. Please vote today.

Your vote will help reduce the need for additional solicitation efforts or costly meeting adjournments. As the Special Meeting approaches, certain shareholders of each fund may receive a telephone call from a representative of Computershare Fund Services if their votes have not yet been received.

Thank you for your prompt attention to this matter.

Important Notice

                                                                 August 4, 2006

                      Columbia Small Company Equity Fund
                        SPECIAL MEETING OF SHAREHOLDERS
                               September 6, 2006

We recently distributed proxy materials relating to a Special Meeting of Shareholders of the Columbia Small Company Equity Fund scheduled for
September 6, 2006, at 10:00 a.m., EST. Your vote for this important meeting has not yet been received.

We encourage you to utilize one of the following options today to record your vote:

1. By Phone: For automated telephone voting, call 866.241.6192 24 hours a day, and follow the recorded instructions. If you would like to speak to a proxy agent, please call 866.233.2079. Representatives are available to take your vote Monday through Friday between 9 a.m. and 11:00 p.m. and on Saturday from 12 p.m. to 6 p.m. EST.

2. By Internet: Visit https://vote.proxy-direct.com and follow the on-screen instructions.

3. By Fax: Complete the enclosed proxy card and fax it to us toll-free at
   888.796.9932 before September 6, 2006.

4. By Mail: If you prefer to vote by mail, please complete the proxy card and return it in the enclosed postage-paid envelope.

                Remember, your vote counts. Please vote today.

Your vote will help reduce the need for additional solicitation efforts or costly meeting adjournments. As the Special Meeting approaches, certain shareholders of each fund may receive a telephone call from a representative of Computershare Fund Services if their votes have not yet been received.

Thank you for your prompt attention to this matter.

Important Notice

                                                                 August 4, 2006

                       Columbia Tax-Managed Growth Fund
                          Columbia Growth Stock Fund
                        SPECIAL MEETING OF SHAREHOLDERS
                               September 6, 2006

We recently distributed proxy materials relating to a Special Meeting of Shareholders of the Columbia Tax-Managed Growth Fund and Columbia Growth Stock Fund scheduled for September 6, 2006, at 10:00 a.m., EST. Your vote for this important meeting has not yet been received.

We encourage you to utilize one of the following options today to record your vote:

1. By Phone: For automated telephone voting, call 866.241.6192 24 hours a day, and follow the recorded instructions. If you would like to speak to a proxy agent, please call 866.233.2079. Representatives are available to take your vote Monday through Friday between 9 a.m. and 11:00 p.m. and on Saturday from 12 p.m. to 6 p.m. EST.

2. By Internet: Visit https://vote.proxy-direct.com and follow the on-screen instructions.

3. By Fax: Complete the enclosed proxy card and fax it to us toll-free at
   888.796.9932 before September 6, 2006.

4. By Mail: If you prefer to vote by mail, please complete the proxy card and return it in the enclosed postage-paid envelope.

                Remember, your vote counts. Please vote today.

Your vote will help reduce the need for additional solicitation efforts or costly meeting adjournments. As the Special Meeting approaches, certain shareholders of each fund may receive a telephone call from a representative of Computershare Fund Services if their votes have not yet been received.

Thank you for your prompt attention to this matter.

Important Notice

                                                                 August 4, 2006

                       Columbia Tax-Managed Growth Fund
                          Columbia Growth Stock Fund
                        SPECIAL MEETING OF SHAREHOLDERS
                               September 6, 2006

We recently distributed proxy materials relating to a special meeting of shareholders of Columbia Tax-Managed Growth Fund and Columbia Growth Stock Fund, scheduled for September 6, 2006, at 10:00 a.m., EST. Your vote for this important meeting has not yet been received.

We encourage you to utilize one of the following options today to record your vote:

1. By Phone: You may cast your vote by telephone by calling the toll free number listed on the enclosed proxy card and entering the control number printed on the card.

2. By Internet: You may cast your vote using the Internet by logging on to the Internet address printed on the enclosed proxy card and following the instructions on the website.

3. By Mail: If you prefer to vote by mail, please complete the proxy card and return it in the enclosed postage-paid envelope.

                Remember, your vote counts. Please vote today.

Your vote will help reduce the need for additional solicitation efforts or costly meeting adjournments. As the Special Meeting approaches, certain shareholders of each fund may receive a telephone call from a representative of Computershare Fund Services if their votes have not yet been received.

Thank you for your prompt attention to this matter.

Important Notice

                                                                 August 4, 2006

                            Columbia Utilities Fund
                        SPECIAL MEETING OF SHAREHOLDERS
                               September 6, 2006

We recently distributed proxy materials relating to a Special Meeting of Shareholders of the Columbia Utilities Fund scheduled for September 6, 2006, at 10:00 a.m., EST. Your vote for this important meeting has not yet been received.

We encourage you to utilize one of the following options today to record your vote:

1. By Phone: For automated telephone voting, call 866.241.6192 24 hours a day, and follow the recorded instructions. If you would like to speak to a proxy agent, please call 866.233.2079. Representatives are available to take your vote Monday through Friday between 9 a.m. and 11:00 p.m. and on Saturday from 12 p.m. to 6 p.m. EST.

2. By Internet: Visit https://vote.proxy-direct.com and follow the on-screen instructions.

3. By Fax: Complete the enclosed proxy card and fax it to us toll-free at
   888.796.9932 before September 6, 2006.

4. By Mail: If you prefer to vote by mail, please complete the proxy card and return it in the enclosed postage-paid envelope.

                Remember, your vote counts. Please vote today.

Your vote will help reduce the need for additional solicitation efforts or costly meeting adjournments. As the Special Meeting approaches, certain shareholders of each fund may receive a telephone call from a representative of Computershare Fund Services if their votes have not yet been received.

Thank you for your prompt attention to this matter.

Important Notice

                                                                 August 4, 2006

                            Columbia Utilities Fund
                        SPECIAL MEETING OF SHAREHOLDERS
                               September 6, 2006

We recently distributed proxy materials relating to a special meeting of shareholders of Columbia Utilities Fund, scheduled for September 6, 2006, at 10:00 a.m., EST. Your vote for this important meeting has not yet been received.

We encourage you to utilize one of the following options today to record your vote:

1. By Phone: You may cast your vote by telephone by calling the toll free number listed on the enclosed proxy card and entering the control number printed on the card.

2. By Internet: You may cast your vote using the Internet by logging on to the Internet address printed on the enclosed proxy card and following the instructions on the website.

3. By Mail: If you prefer to vote by mail, please complete the proxy card and return it in the enclosed postage-paid envelope.

                Remember, your vote counts. Please vote today.

Your vote will help reduce the need for additional solicitation efforts or costly meeting adjournments. As the Special Meeting approaches, certain shareholders of each fund may receive a telephone call from a representative of Computershare Fund Services if their votes have not yet been received.

Thank you for your prompt attention to this matter.

Important Notice

                                                                 August 4, 2006

                         Columbia Young Investor Fund
                        SPECIAL MEETING OF SHAREHOLDERS
                               September 6, 2006

We recently distributed proxy materials relating to a Special Meeting of Shareholders of the Columbia Young Investor Fund scheduled for September 6, 2006, at 10:00 a.m., EST. Your vote for this important meeting has not yet been received.

We encourage you to utilize one of the following options today to record your vote:

1. By Phone: For automated telephone voting, call 866.241.6192 24 hours a day, and follow the recorded instructions. If you would like to speak to a proxy agent, please call 866.233.2079. Representatives are available to take your vote Monday through Friday between 9 a.m. and 11:00 p.m. and on Saturday from 12 p.m. to 6 p.m. EST.

2. By Internet: Visit https://vote.proxy-direct.com and follow the on-screen instructions.

3. By Fax: Complete the enclosed proxy card and fax it to us toll-free at
   888.796.9932 before September 6, 2006.

4. By Mail: If you prefer to vote by mail, please complete the proxy card and return it in the enclosed postage-paid envelope.

                Remember, your vote counts. Please vote today.

Your vote will help reduce the need for additional solicitation efforts or costly meeting adjournments. As the Special Meeting approaches, certain shareholders of each fund may receive a telephone call from a representative of Computershare Fund Services if their votes have not yet been received.

Thank you for your prompt attention to this matter.

Important Notice

                                                                 August 4, 2006

                         Columbia Young Investor Fund
                        SPECIAL MEETING OF SHAREHOLDERS
                               September 6, 2006

We recently distributed proxy materials relating to a special meeting of shareholders of Columbia Young Investor Fund, scheduled for September 6, 2006, at 10:00 a.m., EST. Your vote for this important meeting has not yet been received.

We encourage you to utilize one of the following options today to record your vote:

1. By Phone: You may cast your vote by telephone by calling the toll free number listed on the enclosed proxy card and entering the control number printed on the card.

2. By Internet: You may cast your vote using the Internet by logging on to the Internet address printed on the enclosed proxy card and following the instructions on the website.

3. By Mail: If you prefer to vote by mail, please complete the proxy card and return it in the enclosed postage-paid envelope.

                Remember, your vote counts. Please vote today.

Your vote will help reduce the need for additional solicitation efforts or costly meeting adjournments. As the Special Meeting approaches, certain shareholders of each fund may receive a telephone call from a representative of Computershare Fund Services if their votes have not yet been received.

Thank you for your prompt attention to this matter.

Important Notice

                                                                 August 4, 2006

                       Columbia Tax-Exempt Insured Fund
                        SPECIAL MEETING OF SHAREHOLDERS
                               September 6, 2006

We recently distributed proxy materials relating to a Special Meeting of Shareholders of the Columbia Tax-Exempt Insured Fund scheduled for September 6, 2006, at 10:00 a.m., EST. Your vote for this important meeting has not yet been received.

We encourage you to utilize one of the following options today to record your vote:

1. By Phone: For automated telephone voting, call 866.241.6192 24 hours a day, and follow the recorded instructions. If you would like to speak to a proxy agent, please call 866.233.2079. Representatives are available to take your vote Monday through Friday between 9 a.m. and 11:00 p.m. and on Saturday from 12 p.m. to 6 p.m. EST.

2. By Internet: Visit https://vote.proxy-direct.com and follow the on-screen instructions.

3. By Fax: Complete the enclosed proxy card and fax it to us toll-free at
   888.796.9932 before September 6, 2006.

4. By Mail: If you prefer to vote by mail, please complete the proxy card and return it in the enclosed postage-paid envelope.

                Remember, your vote counts. Please vote today.

Your vote will help reduce the need for additional solicitation efforts or costly meeting adjournments. As the Special Meeting approaches, certain shareholders of each fund may receive a telephone call from a representative of Computershare Fund Services if their votes have not yet been received.

Thank you for your prompt attention to this matter.

Important Notice

                                                                 August 4, 2006

                       Columbia Tax-Exempt Insured Fund
                        SPECIAL MEETING OF SHAREHOLDERS
                               September 6, 2006

We recently distributed proxy materials relating to a special meeting of shareholders of Columbia Tax-Exempt Insured Fund, scheduled for September 6, 2006, at 10:00 a.m., EST. Your vote for this important meeting has not yet been received.

We encourage you to utilize one of the following options today to record your vote:

1. By Phone: You may cast your vote by telephone by calling the toll free number listed on the enclosed proxy card and entering the control number printed on the card.

2. By Internet: You may cast your vote using the Internet by logging on to the Internet address printed on the enclosed proxy card and following the instructions on the website.

3. By Mail: If you prefer to vote by mail, please complete the proxy card and return it in the enclosed postage-paid envelope.

                Remember, your vote counts. Please vote today.

Your vote will help reduce the need for additional solicitation efforts or costly meeting adjournments. As the Special Meeting approaches, certain shareholders of each fund may receive a telephone call from a representative of Computershare Fund Services if their votes have not yet been received.

Thank you for your prompt attention to this matter.